Exhibit 99.1

Impinj Announces Third Quarter 2016 Financial Results

SEATTLE, WA, Nov. 3, 2016 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today announced its financial results for the third quarter ended Sept. 30, 2016.

“We delivered a strong third quarter, exceeding our revenue and earnings guidance. Revenue in the quarter grew 50% year-over-year to reach a record $31.0 million, driven primarily by accelerating demand for our endpoint ICs, followed by growing demand for our connectivity products. We view endpoint IC volumes as an indicator of market adoption and are excited by the broad-based demand we saw this quarter,” said Chris Diorio, Impinj co-founder and CEO. “We will continue investing in this massive market opportunity to enhance our leading market position and foster adoption of our platform.”

Third Quarter Financial Summary

•	Revenue grew 50% year-over-year to $31.0 million
•	GAAP gross margin of 52.8%; non-GAAP gross margin of 53.6%
•	GAAP net income of $0.8 million; GAAP net income attributable to common shareholders of $0.2 million, or income of $0.01 per diluted share using 16.9 million shares
•	Adjusted EBITDA of $2.2 million
•	Non-GAAP net income of $1.9 million, or $0.10 per diluted share using 18.6 million shares

A reconciliation between historical GAAP and non-GAAP information, including weighted average basic and diluted shares, is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the "Non-GAAP Financial Measures" section below.

Fourth Quarter 2016 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. For the fourth quarter of 2016, Impinj currently expects:

•	Revenue in the range of $31.5 million to $33.0 million
•	Adjusted EBITDA in the range of $0.75 million to $2.25 million
•	Non-GAAP net income in the range of $0.75 million to $2.25 million, and non-GAAP diluted earnings per share in the range of $0.04 and $0.11 using approximately 20.2 million shares

All forward-looking non-GAAP financial measures in this section titled "Fourth Quarter 2016 Financial Outlook" exclude non-cash income and expenses. Impinj has not reconciled guidance for these non-GAAP measures to their most directly comparable GAAP measures because some items that impact these measures are either not within our control or not reasonably predictable, at least not without unreasonable effort.

Conference Call Information

Impinj will host a conference call and webcast today, Nov. 3, 2016 at 4:30 p.m. ET / 1:30 p.m. PT for analysts and investors to discuss the company’s third quarter results and outlook for the fourth quarter of 2016. Open to the public, investors may access the call by dialing +1-412-317-6060. A live webcast of the conference call will also be accessible on the company's website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10094192.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and our financial outlook for the fourth quarter of 2016. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Form 10-Q filed with the SEC on September 2, 2016. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which we have prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, net income and earnings per share and Adjusted EBITDA. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense, depreciation and amortization, non-cash interest and other income/expense, and non-cash income tax expense not considered to be indicative of our ongoing core business operating results. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain income, expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures" included at the end of this release.

About Impinj

Impinj (NASDAQ: PI) is a leading provider of RAIN RFID solutions. The Impinj Platform connects billions of everyday items such as apparel, medical supplies, automobile parts, drivers’ licenses, food and luggage to applications such as inventory management, patient safety, asset tracking and item authentication, delivering real-time information to businesses about items they create, manage, transport and sell. The Impinj Platform wirelessly delivers information about these items’ unique identity, location and authenticity, or Item Intelligence™, to the digital world, which Impinj believes is the essence of the Internet of Things.

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Contacts:

Investor Relations

Maria Riley & Chelsea Lish

The Blueshirt Group

ir@impinj.com

+1-206-315-4470

Media Relations

Erika Goodmanson

Sr. Director, Marketing and Communications

egoodmanson@impinj.com

+1-206-812-9744

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	September 30,	December 31,
	2016	2015
Assets:
Current assets:
Cash and cash equivalents	$47,935	$10,121
Short-term investments	14,063	—
Accounts receivable, net	17,531	12,889
Inventory	20,486	11,837
Prepaid expenses and other current assets	1,628	1,095
Total current assets	101,643	35,942
Property and equipment, net	13,303	12,351
Other non-current assets	—	637
Goodwill	3,881	3,881
Other intangible assets, net	—	37
Total assets	$118,827	$52,848
Liabilities, redeemable convertible preferred stock and stockholders' equity (deficit):
Current liabilities:
Accounts payable	$3,540	$3,182
Accrued compensation and employee related benefits	5,374	4,038
Accrued liabilities	4,337	2,895
Current portion of long-term debt	1,419	5,227
Current portion of capital lease obligations	1,103	1,190
Current portion of deferred rent	227	258
Current portion of deferred revenue	413	684
Total current liabilities	16,413	17,474
Long-term debt, net of current portion	9,991	10,683
Capital lease obligations, net of current portion	1,842	2,526
Long-term liabilities—other	747	678
Warrant liability	—	2,865
Deferred rent, net of current portion	5,094	4,984
Deferred revenue, net of current portion	954	710
Total liabilities	35,041	39,920
Commitment and contingencies
Redeemable convertible preferred stock, $0.001 par value
Series 1: none authorized and issued at September 30, 2016; 5,334 shares authorized, issued and outstanding at December 31, 2015	—	60,184
Series 2: none authorized and issued at September 30, 2016; 2,979 shares authorized and 2,557 shares issued and outstanding at December 31, 2015	—	37,779
Total redeemable convertible preferred stock	—	97,963
Stockholders' equity (deficit):
Common stock, $0.001 par value, 495,000 shares authorized; 18,780 and 4,382 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	18	4
Additional paid-in capital	271,074	100,276
Accumulated deficit	(187,306)	(185,315)
Total stockholders' equity (deficit)	83,786	(85,035)
Total liabilities, redeemable convertible preferred stock and stockholders' equity (deficit)	$118,827	$52,848

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenue:
Product revenue	$30,889	$20,299	$78,302	$55,165
Development, service and licensing revenue	124	365	330	687
Total revenue	31,013	20,664	78,632	55,852
Cost of revenue:
Cost of product revenue	14,574	9,988	37,408	26,889
Cost of development, service and licensing revenue	64	60	159	156
Total cost of revenue	14,638	10,048	37,567	27,045
Gross profit	16,375	10,616	41,065	28,807
Operating expenses:
Research and development	6,622	4,304	17,782	12,488
Sales and marketing	5,584	3,772	15,902	10,151
General and administrative	3,356	1,938	8,214	5,089
Total operating expenses	15,562	10,014	41,898	27,728
Income (loss) from operations	813	602	(833)	1,079
Interest income (expense) and other income (expense), net
Interest expense	(345)	(297)	(1,322)	(742)
Interest income and other income (expense), net	383	(263)	477	(177)
Total interest income (expense) and other income (expense), net	38	(560)	(845)	(919)
Income (loss) before tax expense	851	42	(1,678)	160
Income tax expense	(43)	(29)	(98)	(78)
Net income (loss)	$808	$13	$(1,776)	$82
Less: Accretion of preferred stock	(608)	(2,826)	(6,258)	(8,476)
Net income (loss) attributable to common stockholders — basic and diluted	$200	$(2,813)	$(8,034)	$(8,394)
Net income (loss) per share attributable to common stockholders — basic and diluted	$0.01	$(0.72)	$(1.01)	$(2.20)
Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	15,318	3,904	7,991	3,813
Diluted	16,859	3,904	7,991	3,813

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Nine Months Ended
	September 30,
	2016	2015
Operating activities:
Net income (loss)	$(1,776)	$82
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,143	1,282
Amortization and write-off of debt issuance costs	220	96
Revaluation of warrant liability	(559)	177
Stock-based compensation	1,417	885
Changes in operating assets and liabilities:
Accounts receivable	(4,617)	(2,703)
Inventory	(8,649)	(4,254)
Prepaid expenses and other assets	(479)	(218)
Deferred revenue	(27)	(318)
Deferred rent	79	(510)
Accounts payable	377	217
Accrued compensation and benefits	1,118	1,285
Accrued liabilities	1,254	165
Net cash provided by (used in) operating activities	(9,499)	(3,814)
Investing activities:
Purchases of investments	(14,116)	—
Purchases of property and equipment	(2,327)	(2,639)
Net cash used in investing activities	(16,443)	(2,639)
Financing activities:
Proceeds from initial public offering, net of offering costs	68,808	—
Payments on capital lease financing obligations	(954)	(550)
Payments on term loans	(65,233)	(2,040)
Proceeds from term loans	60,517	12,021
Proceeds from issuance of common stock upon exercise of stock options	556	344
Proceeds from issuance of preferred stock upon exercise of warrants	62	—
Payments of deferred offering costs	—	(59)
Net cash provided by (used in) financing activities	63,756	9,716
Net increase (decrease) in cash and cash equivalents	37,814	3,263
Cash and cash equivalents
Beginning of period	10,121	6,939
End of period	$47,935	$10,202

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
GAAP Gross Profit	$16,375	$10,616	$41,065	$28,807
Adjustments:
Depreciation and amortization	225	232	778	687
Stock-based compensation	28	5	39	26
Non-GAAP Gross Profit	$16,628	$10,853	$41,882	$29,520

GAAP Gross Margin	52.8%	51.4%	52.2%	51.6%
Adjustments:
Depreciation and amortization	0.7%	1.1%	1.0%	1.2%
Stock-based compensation	0.1%	0.0%	0.0%	0.0%
Non-GAAP Gross Margin	53.6%	52.5%	53.2%	52.8%

GAAP Research and development expense	$6,622	$4,304	$17,782	$12,488
Adjustments:
Depreciation and amortization	(278)	(116)	(841)	(324)
Stock-based compensation	(282)	(57)	(416)	(241)
Non-GAAP Research and development expense	$6,062	$4,131	$16,525	$11,923

GAAP Sales and marketing expense	$5,584	$3,772	$15,902	$10,151
Adjustments:
Depreciation and amortization	(106)	(70)	(367)	(199)
Stock-based compensation	(343)	(190)	(754)	(507)
Non-GAAP Sales and marketing expense	$5,135	$3,512	$14,781	$9,445

GAAP General and administrative expense	$3,356	$1,938	$8,214	$5,089
Adjustments:
Depreciation and amortization	(50)	(25)	(157)	(72)
Stock-based compensation	(102)	(33)	(208)	(111)
Non-GAAP General and administrative expense	$3,204	$1,880	$7,849	$4,906

GAAP Total operating expense	$15,562	$10,014	$41,898	$27,728
Adjustments:
Depreciation and amortization	(434)	(211)	(1,365)	(595)
Stock-based compensation	(727)	(280)	(1,378)	(859)
Non-GAAP Total operating expense	$14,401	$9,523	$39,155	$26,274

GAAP Interest expense	$(345)	$(297)	$(1,322)	$(742)
Adjustments:
Non-cash interest expense	27	32	111	96
Non-GAAP Interest expense	$(318)	$(265)	$(1,211)	$(646)

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
GAAP Interest income and other income (expense), net	$383	$(263)	$477	$(177)
Adjustments:
Change in the fair value of preferred stock warrant liability	(467)	248	(559)	177
Write-off of unamortized debt issuance costs	109	—	109	—
Non-GAAP Interest income and other income (expense), net	$25	$(15)	$27	$—

GAAP Income tax expense	$(43)	$(29)	$(98)	$(78)
Adjustments:
Non-cash income tax expense	23	23	68	68
Non-GAAP Income tax expense	$(20)	$(6)	$(30)	$(10)

GAAP Net Income	$808	$13	$(1,776)	$82
Adjustments:
Depreciation and amortization	659	443	2,143	1,282
Stock-based compensation	755	285	1,417	885
Interest income (expense) and other, net	(38)	560	845	919
Income tax expense	43	29	98	78
Adjusted EBITDA	$2,227	$1,330	$2,727	$3,246

GAAP Net Income	$808	$13	$(1,776)	$82
Adjustments:
Depreciation and amortization	659	443	2,143	1,282
Stock-based compensation	755	285	1,417	885
Non-cash interest expense	27	32	111	96
Change in the fair value of preferred stock warrant liability	(467)	248	(559)	177
Write-off of unamortized debt issuance costs	109	—	109	—
Non-cash income tax expense	23	23	68	68
Non-GAAP Net income	$1,914	$1,044	$1,513	$2,590
Non-GAAP Net income per share:
Basic	$0.11	$0.08	$0.11	$0.21
Diluted	$0.10	$0.08	$0.10	$0.19

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — basic	15,318	3,904	7,991	3,813
Adjustments:
Weighted-average shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	1,762	8,522	6,258	8,522
Weighted-average shares used to compute non-GAAP net income per share — basic	17,080	12,426	14,249	12,335

Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — diluted	16,859	3,904	7,991	3,813
Weighted-average shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	1,762	8,522	6,258	8,522
Effects of dilutive securities
Warrants to purchase common stock	—	17	12	16
Warrants to purchase mandatorily redeemable convertible preferred stock	—	33	26	—
Weighted-average unvested shares of common stock subject to repurchase	—	154	141	175
Stock Options	—	1,218	795	1,140
Weighted-average shares used to compute non-GAAP net income per share — diluted	18,621	13,848	15,223	13,666